UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 3, 2004

UNITED INDUSTRIAL CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-4252	95-2081809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

124 INDUSTRY LANE, HUNT VALLEY, MD		21030
(Address of Principal Executive Offices)		(Zip Code)

(410) 628-3500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events.

On Friday, September 3, 2004, the Registrant issued a press release announcing the appointment of Jonathan A. Greenberg as the Vice President, General Counsel and Secretary of the Registrant effective September 1, 2004.                   A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.  A copy of Mr. Greenberg’s employment agreement with the Registrant, executed August 17, 2004 is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release dated September 3, 2004.

99.2	Employment Agreement, dated August 17, 2004, between the Registrant and Jonathan A. Greenberg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Industrial Corporation

By:	/s/ James H. Perry
James H. Perry
Chief Financial Officer,
Vice President and Treasurer

Date:  September 3, 2004